SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               -------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): OCTOBER 26, 2000


                            CENDANT CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     1-10308              06-0918165
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(State or Other Jurisdiction of      (Commission           (IRS Employer
        Incorporation)               File Number)          Identification No.)


       9 WEST 57TH STREET NEW YORK, NEW YORK              10019
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      (Address of principal executive offices)          (zip code)


     Registrant's telephone number, including area code: (212) 314-1800


                               NOT APPLICABLE
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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.        OTHER EVENTS.

               On October 27, 2000, Cendant Corporation, a Delaware corporation ("Cendant"), and Homestore.com, Inc., a Delaware corporation ("Homestore"), issued a joint press release announcing that they had entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), providing for Homestore.com to acquire Move.com, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Cendant ("Move.com"), and Welcome Wagon International Inc., a New York corporation and an indirect wholly owned subsidiary of Cendant ("Welcome Wagon"). A copy of the joint press release issued in connection with the execution of the Reorganization Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

               On November 2, 2000, Cendant and Fairfield Communities, Inc., a Delaware corporation ("Fairfield"), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which a subsidiary of Cendant will merge with and into Fairfield (the "Merger"). The Merger has been approved by the Boards of Directors of both Cendant and Fairfield. Pursuant to the Merger Agreement, stockholders of Fairfield will elect to receive the Merger consideration in either cash or stock, subject to Cendant's right to substitute cash consideration for any stock consideration. The Merger is subject to the obtaining of various regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act and various state timeshare registration laws, and the approval of the stockholders of Fairfield.

               A copy of the joint press release issued in connection with the execution of the Merger Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference. Although the joint press release states that the final acquisition price depends on a formula based on the average trading price of Cendant's common stock over a twenty trading day period prior to the closing of the Merger, in fact the twenty day period is based on a period that ends prior to the date of the Fairfield stockholders meeting, which pursuant to the Merger Agreement Fairfield may elect to postpone to a date close to the closing date.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

(c)     Exhibits.

No.       Description

99.1 Joint Press Release of Cendant Corporation and Homestore.com, Inc., dated October 27, 2000.

99.2 Joint Press Release of Cendant Corporation and Fairfield Communities, Inc., dated November 2, 2000.


                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENDANT CORPORATION


                                   By:   /s/ Eric Bock
                                        --------------------------------
                                   Name:  Eric Bock
                                   Title: Senior Vice President - Law and
                                          Corporate Secretary


Dated: November 3, 2000


                               EXHIBIT INDEX


Exhibit No.    Description

99.1           Joint Press Release of Cendant Corporation and
               Homestore.com, Inc., dated October 27, 2000.

99.2 Joint Press Release of Cendant Corporation and Fairfield Communities, Inc., dated November 2, 2000.